UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 2007

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                 1-13484              34-1775913
           --------                 -------              ----------
 (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation           File Number)       Identification No.)


           5845 W. 82nd Street, Suite 102
                Indianapolis, Indiana                          46278
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On November 20, 2007, Cohesant Technologies Inc. issued a press release announcing a semi-annual dividend. The Press Release is attached hereto as
Exhibit 99.1


ITEM 9.01. EXHIBITS

The following exhibit is furnished pursuant to Item 8.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

            (c) Exhibits.

                       99.1   -   Press Release dated November 20, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COHESANT TECHNOLOGIES INC.

Date:    November 20, 2007             By:    /s/ Robert W. Pawlak
                                       ---------------------------
                                       Robert W. Pawlak, Chief Financial Officer